UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): June 6, 2007

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1661 Worthington Road, Suite 100, West Palm Beach, Florida		33409

(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Assets or Disposition of Assets.

On June 6, 2007, Ocwen Financial Corporation acquired, by reverse merger, NCI Holdings, Inc. and its operating subsidiary, Nationwide Credit, Inc. (“NCI”), a privately held accounts receivable management company.  The operations of NCI will be combined with Ocwen Recovery Group’s operations.  The consideration for the merger was $55 million in cash, subject to certain closing adjustments.

Item 9.01 Financial Statements and Exhibits.

(a) – (b)	Not applicable.

(c)	Exhibits

	99.1	Text of Press Release issued June 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION

(Registrant)

	By:	/s/ William C. Erbey

William C. Erbey
Chairman of the Board and
Chief Executive Officer

June 6, 2007